EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                                      for
                           Offer for All Outstanding
          Privately Placed 12 3/4% Senior Subordinated Notes Due 2010
                                in Exchange for
                   12 3/4% Senior Subordinated Notes Due 2010

                                       of

                                 JOSTENS, INC.

   Registered holders of privately placed 12 3/4% Senior Subordinated Notes Due 2010 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 12 3/4% Senior Subordinated Notes Due 2010 (the "Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to The Bank of New York, (the "Exchange Agent") prior to the Expiration Date, must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE OFFER--Procedures for Tendering" in the Prospectus.

                      The Exchange Agent for the Offer is

                              THE BANK OF NEW YORK

                  By Hand Delivery, Mail or Overnight Express
                      (insured or registered recommended):
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
                       Attention: Reorganization Unit--7E

            By Facsimile:                             By Telephone:
           (212) 815-6339                            (212) 815-3738

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Jostens, Inc., a Minnesota corporation, with the Securities and Exchange Commission (the "Registration
Statement") and the accompanying Prospectus dated       , 2000 included therein
(the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED
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
    Name and
   address of
   registered
     holder
     as it
   appears on
    the Old     Certificate number(s) of  Principal Amount of
     Notes       Old Notes transmitted   Old Notes transmitted
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                   GUARANTEE

                    (Not to be used for signature guarantee)

   The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: _______________________     _____________________________________
Address: ____________________________            (Authorized Signature)
_____________________________________     Title: ______________________________
                         (Zip Code)       Name: _______________________________
Area Code and Telephone Number:                  (Please type or print)
_____________________________________     Date: _______________________________

   NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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